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                                                                    Exhibit 10.1

                        Harbor Business Acquisition Corp.

                         200 Highpoint Drive, Suite 215

                               Chalfont, PA 18914


                                           As of October 3, 2006

Harbor Healthcare Holding LLC

Moreco Partners LLC



Gentlemen:

Reference is made to those certain Convertible Notes (the "Notes") dated August 24, 2006 made by Harbor Business Acquisition Corp. (the "Company") in favor of each of (i) Harbor Healthcare Holding LLC ("HHC") in the amount of up to $345,000 and (ii) Moreco Partners LLC ("MP") in the amount of up to $575,000.

This letter agreement is to clarify the parties intentions at the time the Notes were issued. The parties intended that the Notes be executed on or prior to the filing of the Registration Statement filed on August 25, 2006 (the "Registration Statement") and the Notes were so executed on August 24, 2006. However, the parties did not intend and so disclosed in the Registration Statement that the Notes were issued but not funded. The parties acknowledge and agree that it was intended that the Notes would be funded and HHC and MP agree to fund the purchase price of the Notes immediately prior to the consummation of the Company's initial public offering. The parties acknowledge that the Notes have not been funded to date, and will not be funded until immediately prior to the consummation of the Company's initial public offering.

As the Notes have not yet been funded, each of HHC and MP agree that interest does not accrue under the Notes until such time as the Notes are funded.

                                                  Very truly yours,

                                                  /s/ W. Thomas Lomax

                                                  W. Thomas Lomax

                                                  Chairman of the Board

Acknowledged, Agreed to and Accepted:

Harbor Healthcare Holding LLC



By: /s/ Bennett P. Lomax
   -----------------------------------
    Bennett P. Lomax
    Manager


Moreco Partners LLC



By: /s/ Robert Moreyra
   -----------------------------------
    Robert Moreyra
    Managing Member